Exhibit 10.1

Published CUSIP Number: 14576JAF0
Published ISIN Number: US14576JAF03
FIFTH AMENDMENT TO CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 23, 2020, is by and among CARROLS RESTAURANT GROUP, INC., a Delaware corporation formerly known as Carrols Holdco Inc. (the “Borrower”), certain domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below.
W I T N E S S E T H
WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions party thereto from time to the time (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower may incur additional Indebtedness under the Credit Agreement in the form of an Incremental Term Loan (as defined in the Credit Agreement) under an Incremental Term Facility (as defined in the Credit Agreement) and;
WHEREAS, the Borrower desires to establish an Incremental Term Facility and incur Incremental Term Loans thereunder in an aggregate principal amount of $75,000,000 (the “Incremental Term B-1 Loans”; each Lender party hereto with an Incremental Term B-1 Commitment (as hereinafter defined) and any permitted assignees thereof, an “Incremental Term B-1 Lender” and, collectively, the “Incremental Term B-1 Lenders”), which shall be a new tranche of Term Loans and the proceeds of which will be used to finance general corporate purposes of the Borrower and its subsidiaries;
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1.    Incremental Term B-1 Loans.
(a)    Subject to the terms and conditions set forth herein, each Incremental Term B-1 Lender party hereto agrees (i) that, effective as of the Fifth Amendment Effective Date (as defined below), it shall be considered a Lender and a Term Loan Lender for all purposes under the Credit Documents and agrees to be bound by the terms thereof and (ii) to make an Incremental Term B-1 Loan to the Borrower on the Fifth Amendment Effective Date in a principal amount equal to the amount set forth opposite such Incremental Term B-1 Lender’s name on Schedule A hereto (each, an “Incremental Term B-1 Commitment” and, collectively, the “Incremental Term B-1 Commitments”).

(b)    Except as set forth herein, the terms and provisions of the Incremental Term B-1 Loans shall be identical to the terms and provisions of the Initial Term Loans. The Incremental Term B-1 Loans will constitute a new tranche of Term Loans ranking pari passu in right of payment and security with the Initial Term Loans for all purposes under the Credit Agreement. The Incremental Term B-1 Loans have been assigned separate “CUSIP” and “ISIN” numbers from the Initial Term Loans. The aggregate amount of the Incremental Term B-1 Loans made under this Amendment shall be $75,000,000. The Borrower shall use the proceeds of the Incremental Term B-1 Loans as set forth in the recitals to this Amendment.
(c)    The Incremental Term B-1 Lenders, by delivering their signature pages to this Amendment and funding an Incremental Term B-1 Loan on the Fifth Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent and the Incremental Term B-1 Lenders on or prior to the Fifth Amendment Effective Date.
(d)    Pursuant to Section 2.22 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the Fifth Amendment Effective Date, for all purposes of the Credit Documents, (i) the Incremental Term B-1 Commitments shall constitute “Term Loan Commitments”, (ii) the Incremental Term B-1 Loans shall constitute “Incremental Term Loans” and “Term Loans” and (iii) each Incremental Term B-1 Lender shall constitute an “Incremental Term Loan Lender”, a “Term Loan Lender” and a “Lender” (if such Incremental Term B-1 Lenders are not already Term Loan Lenders or Lenders prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Loan Commitment (or, following the making of a Incremental Term B-1 Loan, a Term Loan), and other related terms will have correlative meanings mutatis mutandis. Upon execution and delivery of this Amendment, the Administrative Agent will record the Incremental Term B-1 Loans as being a new tranche of Term Loans ranking pari passu in right of payment and security with the Initial Term Loans.
1.2.    Amendment to Section 1.1 of the Credit Agreement.
Effective as of the Fifth Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended as follows:
(a)    The following definitions are hereby added in the appropriate alphabetical order:
“Applicable Make-Whole Amount” shall means with respect to any prepayment of Incremental Term B-1 Loans pursuant to Section 2.7(a) or Section 2.7(b)(iii) prior to the first anniversary of the Fifth Amendment Effective Date, an amount equal to the present value as of the date of such prepayment (the “Prepayment Date”) of the amount of interest that would have been paid on the principal amount of the Incremental Term B-1 Loans being so prepaid for the period from and including the Prepayment Date to but excluding the date that is the one (1) year anniversary of the Fifth Amendment Effective Date using a discount rate equal to the Applicable Treasury Rate plus 50 basis points (in each case, calculated on the basis of the interest rate with respect to the Incremental Term B-1 Loans that is in effect on the Prepayment Date and on the basis of actual days elapsed over a year of three hundred sixty-five (365) days).

“Applicable Treasury Rate” shall mean, with respect to the Applicable Make-Whole Amount, as of the applicable Prepayment Date, the weekly average rounded to the nearest 1/100th of a percentage point (for the most recently completed week for which such information is available as of the date that is two (2) Business Days prior to the applicable Prepayment Date) of the yield to maturity of United States Treasury securities with a constant maturity (as compiled and published in the Federal Reserve Statistical Release H.15 with respect to each applicable day during such week (or, if such statistical release is not so published or available, any publicly available source of similar market data selected by the Borrower in good faith)) most nearly equal to the period from and including the applicable Prepayment Date to but excluding the date that is the one (1) year anniversary of the Fifth Amendment Effective Date; provided that if the period from and including the applicable Prepayment Date to but excluding the date that is the one (1) year anniversary of the Fifth Amendment Effective Date is not equal to the constant maturity of a United States Treasury security for which such an average yield is given, the Applicable Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given.
“Fifth Amendment” shall mean the Fifth Amendment to this Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Guarantors, the Incremental Term B-1 Lenders party thereto and the Administrative Agent.
“Fifth Amendment Effective Date” shall have the meaning assigned thereto in the Fifth Amendment.
“Incremental Term B-1 Commitment” shall have the meaning assigned thereto in the Fifth Amendment. The aggregate amount of the Incremental Term B-1 Commitments as of the Fifth Amendment Effective Date is $75,000,000.
“Incremental Term B-1 Facility” shall mean the Incremental Term B-1 Commitments and the Incremental Term B-1 Loans.
“Incremental Term B-1 Lender” shall mean each Incremental Term Loan Lender with an Incremental Term B-1 Commitment.
“Incremental Term B-1 Loans” shall mean the Incremental Term Loan provided for in the Fifth Amendment.
“Prepayment Date” shall have the meaning set forth in the definition of “Applicable Make-Whole Amount.”
(b)    The definition of “Applicable Margin” is hereby amended as follows:
(i)    The word “and” appearing immediately before clause (b) of such definition is hereby replaced with a comma; and
(ii)    The following text is hereby added before the period appearing at the end of clause (b) of such definition:

“and (c) in the case of the Incremental Term B-1 Facility, 6.25% for LIBOR Rate Loans and 5.25% for Alternate Base Rate Loans.”
(c)    The definition of “LIBOR” is hereby amended and restated in its entirety as follows:
“LIBOR” shall mean, subject to the implementation of a Replacement Rate in accordance with Section 2.13(c), for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1.0%) for deposits of Dollars for a term coextensive with the designated Interest Period which the ICE Benchmark Administration (or any successor administrator of LIBOR rates) fixes as its LIBOR rate as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the beginning of such Interest Period; provided that, if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided further, that with respect to Incremental Term B-1 Loans, if such rate shall be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of the Incremental Term B-1 Loans. If for any reason such rate is not available, then “LIBOR” shall mean the rate per annum at which, as determined by the Administrative Agent in accordance with its customary practices, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.13(c), in the event that a Replacement Rate with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Replacement Rate.
(d)    The definition of “Term Loan Facility” is hereby amended and restated in its entirety as follows:
“Term Loan Facility” shall mean the Initial Term Loan Facility, and except where the context otherwise dictates, the Term Loan Facility shall include each facility providing for the borrowing of Extended Term Loans and Incremental Term Loans, including the Incremental Term B-1 Loans, and each facility providing for the borrowing of Refinancing Term Loans in respect of the foregoing.
(e)    The definition of “Term Loans” is hereby amended and restated in its entirety as follows:
“Term Loans” shall mean the Initial Term Loans and, if applicable, any Incremental Term Loans, including the Incremental Term B-1 Loans, any Extended Term Loans and any Refinancing Term Loans. “Term Loan” shall mean any of such Term Loans.
1.3.    Amendment to Section 2.2(b) to the Credit Agreement. Section 2.2(b) to the Credit Agreement is hereby amended as follows:
(a)    “(i)” is hereby added prior to the beginning of the first sentence of this subsection; and
(b)    The following paragraph is hereby added after the last sentence of this subsection:

“(ii) Repayment of Incremental Term B-1 Loans. The principal amount of the Incremental Term B-1 Loans shall be repaid in consecutive quarterly installments on the last day of the fiscal quarters set forth below (and on the Term Loan Maturity Date) based on the quarterly percentages of the original principal amount of the Incremental Term B-1 Loan set forth on the table below (provided, however, if such payment date is not a Business Day, such payment shall be due on the preceding Business Day), unless accelerated sooner pursuant to Section 7.2:
Quarterly Amortization
Payment Dates    Amortization
Third Quarter of 2020    0.25%
Fourth Quarter of 2020    0.25%
First Quarter of 2021    0.25%
Second Quarter of 2021    0.25%
Third Quarter of 2021    0.25%
Fourth Quarter of 2021    0.25%
First Quarter of 2022    0.25%
Second Quarter of 2022    0.25%
Third Quarter of 2022    0.25%
Fourth Quarter of 2022    0.25%
First Quarter of 2023    0.25%
Second Quarter of 2023    0.25%
Third Quarter of 2023    0.25%
Fourth Quarter of 2023    0.25%
First Quarter of 2024    0.25%
Second Quarter of 2024    0.25%
Third Quarter of 2024    0.25%
Fourth Quarter of 2024    0.25%
First Quarter of 2025    0.25%
Second Quarter of 2025    0.25%
Third Quarter of 2025    0.25%
Fourth Quarter of 2025    0.25%
First Quarter of 2026    0.25%
Maturity Date    The remaining outstanding principal     of the Incremental Term B-1 Loans

The outstanding principal amount of the Incremental Term B-1 Loan and all accrued but unpaid interest and other amounts payable with respect to the Incremental Term B-1 Loan shall be repaid on the Term Loan Maturity Date.
1.4.    Commitment Reductions. Section 2.6 to the Credit Agreement is hereby amended by adding the following new subsection 2.6(d) thereto.
(a)    “Incremental Term B-1 Commitments. The Incremental Term B-1 Commitments of each Incremental Term B-1 Lender shall be automatically and permanently reduced to $0 upon the funding of the Incremental Term B-1 Loans to be made by such Incremental Term B-1 Lender on the Fifth Amendment Effective Date.”

1.5.    Amendment to Section 2.7(d) to the Credit Agreement. Section 2.7(d) to the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    “(i)” is hereby added prior to the beginning of the first sentence of this subsection; and
(b)    The following paragraph is hereby added after the last sentence of this subsection:
“(ii) Prepayment of Incremental Term B-1 Loans. If a prepayment of the Incremental Term B-1 Loans is made pursuant to Section 2.7(a) or Section 2.7(b)(iii) prior to the first anniversary of the Fifth Amendment Effective Date, a premium shall be paid to the Administrative Agent, for the ratable account of each applicable Term Loan Lender holding Incremental Term B-1 Loans on the date of such prepayment equal to the Applicable Make-Whole Amount with respect to the principal amount of the Incremental Term B-1 Loans so prepaid.
1.6.    Use of Proceeds.
(a)    Section 3.11 to the Credit Agreement is hereby amended to add the following sentence to the end of the Section:
“The proceeds of the Incremental Term B-1 Loans shall be used to finance general corporate purposes of the Borrower and its Subsidiaries.”
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1.    Closing Conditions. This Amendment (including the obligation of the Incremental Term B-1 Lenders to make Incremental Term B-1 Loans) shall become effective on the date that each of the following conditions are satisfied or waived by the Incremental Term B-1 Lenders holding at least a majority of the Incremental Term B-1 Commitments (such date, the “Fifth Amendment Effective Date”):
(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and Lenders constituting the Incremental Term B-1 Lenders.
(b)    Fees and Expenses. The Administrative Agent shall have received from or on behalf of the Borrower all fees and expenses that are payable to the Administrative Agent and the Lenders in connection with the consummation of the transactions contemplated hereby and Cahill Gordon & Reindel LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment, in each case, to the extent the Borrower receives an invoice therefor at least one Business Day prior to the date hereof.
(c)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

(d)    Credit Agreement Conditions. All of the conditions specified in Sections 2.22(b)(i) and 4.2(b) of the Credit Agreement with respect to the incurrence of an Incremental Term Loan thereunder shall have been satisfied.
(e)    Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a responsible officer of the Borrower certifying as to the satisfaction of the conditions set forth in clause (d) of this Section 2.1.
Without limiting the generality of the provisions of Section 8.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2.1, the Administrative Agent, upon its execution hereof, and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender (unless the Administrative Agent shall have received notice from such Lender prior to the date hereof) specifying its objection thereto.
ARTICLE III
MISCELLANEOUS
3.1.    Amended Terms. On and after the Fifth Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2.    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:
(a)    It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Amendment;
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than those that have been obtained);
(d)    The representations and warranties set forth in Article III of the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remain true and correct as of such earlier date;

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default;
(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with (and to the extent required by) the terms of the Credit Agreement and the Security Documents and prior to all Liens other than Permitted Liens; and
(g)    Except as expressly set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3.    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.
3.4.    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
3.5.    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel.
3.6.    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7.    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8.    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.
3.9.    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12.    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:
CARROLS RESTAURANT GROUP, INC.,
a Delaware corporation
By:        /s/ Anthony Hull
    Name:    Anthony Hull
    Title:    VP, CFO
GUARANTORS:
CARROLS HOLDCO INC.,
a Delaware corporation
By:        /s/ Anthony Hull
    Name:    Anthony Hull
    Title:    VP, CFO
CARROLS CORPORATION,
a Delaware corporation
By:        /s/ Anthony Hull
    Name:    Anthony Hull
    Title:    VP, CFO
CARROLS LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
    Name:    Anthony Hull
    Title: VP, CFO

REPUBLIC FOODS, INC.,
a Maryland corporation
By:        /s/ Anthony Hull
    Name:    Anthony Hull
    Title: VP, CFO
NEW CFH, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
CAMBRIDGE FRANCHISE REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
CAROLINA QUALITY PROPERTIES, LLC,
a North Carolina limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
CAROLINA QUALITY, LLC,
a North Carolina limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
ALABAMA QUALITY, L.L.C.,
an Alabama limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
LOUISIANA QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
MIRABILE INVESTMENT CORPORATION,
a Tennessee corporation
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
TENNESSEE QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
LQ REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
TQ REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
NASHVILLE QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
CAMBRIDGE QUALITY CHICKEN, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
FRAYSER HOLDINGS, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
FRAYSER QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
CAMBRIDGE SOUTHEASTERN REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
CFH REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO

CAMBRIDGE CHICKEN HOLDINGS, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO
CAMBRIDGE REAL ESTATE DEVELOPMENT, LLC,
a Delaware limited liability company
By:        /s/ Anthony Hull
Name:    Anthony Hull
Title:    VP, CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By:        /s/ Maureen Malphus
    Name:    Maureen Malphus
    Title:    Vice President